                                                                    EXHIBIT 10.2
--------------------------------------------------------------------------------
BELL ATLANTIC
240 East 38th Street
New York, NY 10016

CONTRACT NO. G12463P                              [LOGO OF BELL ATLANTIC]
AMENDMENT NO. 07

                       ACCEPTANCE SHALL BE INDICATED BY
                  (1) SIGNING AND (2) RETURNING DUPLICATE TO:
                      -------         -------------------

Assessment Solutions, Incorporated           Telesector Resources Group, Inc.
780 Third Avenue                             240 E. 38th Street, 15th Flr.
New York, NY 10017                           New York, NY 10016
Attn: Mr. Eli Salig                          Attn: Mr. Sean M. Mahoney

SERVICE:  Consulting Services (Employment/Staffing Assessment).

Telesector Resources Group, Inc., d/b/a Bell Atlantic Network Services (hereinafter "Bell Atlantic") Agreement No. G12463P with you, dated April 1, 1996, is hereby modified by this Amendment No. 07 as follows:

THE SECTION MARKED "4. CANCELLATIONS; MODIFICATIONS" - SUBSECTION `a' - FIRST SENTENCE IS HEREBY CHANGED TO READ:

"SERVICES MAY BE CANCELED BY THE MUTUAL CONSENT OF THE PARTIES UPON SIX MONTHS PRIOR WRITTEN NOTICE"

SERVICES PROVIDED UNDER THIS AMENDMENT NO. 7 WILL BE IN ACCORDANCE WITH THE "AMENDED STATEMENT OF WORK - BELL ATLANTIC `SOUTH'," ATTACHED HERETO AS EXHIBIT B.

All other Terms and Conditions of the Agreement are reaffirmed and remain in effect to the extent that they do not conflict with this Agreement.

(1) Sign Here and (2) Return To Address Above:
    ----              -----------------------

AGREED AND ACCEPTED:

ASSESSMENT SOLUTIONS INCORPORATED            TELESECTOR RESOURCES GROUP, INC.
                                             (A BELL ATLANTIC COMPANY)

By: /s/ Eli Salig                            By: /s/ L. Garrambone
   ------------------------------                -------------------------------

Name:  Eli Salig                             Name:  L. Garrambone
     ----------------------------                 ------------------------------

Title: EVP                                   Title: Vice President
      ---------------------------                  -----------------------------

Date:  1-8-98                                Date:  1/12/98
     ----------------------------                 ------------------------------

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work

                                   EXHIBIT B

               AMENDED STATEMENT OF WORK - BELL ATLANTIC "SOUTH"

This Amendment to the Statement of Work, entered into by Assessment Solutions, Incorporated ("Consultant") and Telesector Resources Group, Inc. ("Bell Atlantic") pursuant to the terms and conditions of Consulting Agreement No. G12463P between the parties dated April 1, 1996. This Amended Statement of Work may be extended by Bell Atlantic for a period of up to one (1) year upon thirty
(30) days' written notice to Consultant.

DESCRIPTION OF SERVICES:
-----------------------

                1. APPLICATION INQUIRY/JOB OPPORTUNITY HOTLINE

A. Provide and maintain a toll-free, automated voice response system for application inquiry, job opportunities within Bell Atlantic, test scheduling and applicant status inquiry. This toll-free system must be accessible to all external candidates in the Bell Atlantic - South footprint (New Jersey, Pennsylvania, Delaware, Maryland, Virginia, West Virginia and Washington, D.C.).

B. The Voice Response System comprises **** 800-numbers and **** and should be operating 7 days a week, 24 hours per day.

C.  First available test date should be no more than 1-2 weeks from call-in.

E.  Consultant should provide Bell Atlantic with a Call "Drop" Analysis/Report.

F. Consultant will appropriately interface with the following Bell Atlantic - South systems:

     i) Applicant Candidate Tracker ("ACT") system for the purposes of feeding internal and external candidate data to Bell Atlantic;
     ii) TIDB and UTB Databases to transfer test scores and related information; and
     iii) Automated Candidate Entry ("ACE") system to receive data necessary to schedule and test internal candidates.

G. Consultant will be responsible for system programming and maintenance, as well as developing and updating IVR scripts and customizing system monitoring software.

****   CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document
       --------------------------------
       has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work

                       2. RESUME COLLECTION AND RESPONSE

A. Become familiar with Bell Atlantic-identified Job Families for associate positions.

B. Receive/collect all resumes/applications from all sources both solicited and unsolicited.

C. Identify and code all resumes/applications by source code, if solicited, according to Bell Atlantic protocols.

D.   Receive/collect and respond to all referrals as determined by Bell
Atlantic.

E. Review/screen all resumes/applications for appropriate response and respond to all applicants.

F. Respond to all inquires regarding the application process. Solicited resumes must be responded to within 5 BUSINESS DAYS, unsolicited resumes/applications shall be responded to within TWO WEEKS of receipt.

G. Store all resumes and applicant information by categories of experience, skills, affinity for positions, geographic preference and job requirements.

H.   Monitor pool status.

I. Build pools of applicants to meet on-going needs as identified by Bell Atlantic.

J. Provide monthly reports on status of the applicant pools by geographic area, by source, by EEO or as required by Bell Atlantic.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work

                            3. TEST ADMINISTRATION

All tests must be administered according to Bell Atlantic guidelines and Bell Atlantic test-specific requirements. BELL ATLANTIC WILL CONTINUE TO INFORM CONSULTANT OF ANY CHANGES, ADDITIONS OR ALTERATIONS TO THESE TESTS OR TESTING PROTOCOLS, AND THE PARTIES WILL MODIFY THIS STATEMENT OF WORK AND RELATED COMPENSATION AND PRICING SCHEDULES ACCORDINGLY AS THOSE CHANGES OCCUR.

A.  Administer Tests.

B.  Establish test schedules.

C.  Identify test(s) required.

D. Score tests electronically, manually or via scan (depending on the particular test).

E.  Enter test results and assessment data into TIDB and/or UTB databases.

F.  Provide test feedback for all applicants/employees.

G.  Advise qualified applicants/employees of the next step in the process.

H.  Advise applicants/employees who did not qualify of the retesting policy.

I.  Provide test security as required by Bell Atlantic.

J.  Obtain Bell Atlantic job application from all applicants.

K.  Obtain signed Background Verification Check form for all candidates.

L.  Provide daily, weekly, monthly, quarterly reports as required by Bell
Atlantic.

M.  BELL ATLANTIC "SOUTH" TESTS / ASSESSMENTS INCLUDE THE FOLLOWING (TIME LENGTH
    ----------------------------------------------------------------------------
INCLUDES PREPARATION & INSTRUCTION):
------------------------------------

Universal Test Battery ["UTB"]:  **** in length; Pass Rate: ****
-------------------------------

Automotive Mechanic Knowledge Test ["AMKT"]:  **** in length; Pass Rate: ****
--------------------------------------------

Business Management Abilities Test ["BMAT"]:  **** in length; Pass Rate: ****
--------------------------------------------

Building Maintenance Qualification Test ["BMQT"]:  **** in length; Pass
-------------------------------------------------                  Rate: ****

Customer Administrator/Agent Mastery Test ["CAAMT"]:  **** in length; Pass
----------------------------------------------------               Rate: ****

Customer Agent Mastery Test ["CAMT"]:  **** in length; Pass Rate: ****
-------------------------------------

Customer Assistance Role Play Test ["CART"]:  **** in length; Pass Rate: ****
--------------------------------------------

Digital Cable Technologies Minicourse ["DCTMC"]:  **** in length; Pass
------------------------------------------------                   Rate: ****

Electronic Systems Minicourse ["ESMC"]:  **** in length; Pass Rate: ****
---------------------------------------

****    CONFIDENTIAL TREATMENT REQUESTED:  A copy of this portion of the
        --------------------------------
        document has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                     Amendment Statement Of Work

Facilities Assignment Control System Loop Assignment Center Minicourse ["FLMC"
------------------------------------------------------------------------------
or "FACS"] ****
----------

Instructor Assessment Process Work Sample ["IAPWS"]: **** in length;
---------------------------------------------------       Pass Rate ****

Secretarial Basic Skills Test Battery ["SBST"]: **** in length; Pass Rate ****
----------------------------------------------

Special Service Center Minicourse ["SSCMC"]: **** in length; Pass Rate ****
-------------------------------------------

Speed Typing Test ["STT"]: **** in length; Pass Rate ****
-------------------------

SJI-M and SJI-G: TBD
---------------

Spanish Proficiency Interview ["SPI"]: TBD
-------------------------------------

                                      ***

Consultant must be able to provide satellite services, when needed, in any one of the following locations:

New Jersey                                   Delaware
----------                                   --------
       Collingswood                                 Wilmington
       East Brunswick                        Maryland
       Newark                                --------
Pennsylvania                                        Baltimore
------------                                 West Virginia
       Altoona                               -------------
       Harrisburg                                   Charleston
       Lancaster                             District of Columbia
       Philadelphia                          --------------------
       Pittsburgh                                      Washington
       Reading                               Virginia
       Scranton                              --------
       Wilkes Barre                                    Falls Church
                                                       Norfolk
                                                       Richmond
                                                       Roanoke

Additionally, Consultant may be required to provide testing services in any of the following "remote" locations:

New Jersey                                  Delaware
----------                                  --------
        Trenton                                    Dover
Pennsylvania                                Maryland
------------                                --------
        Allentown                                  Greenbelt
        Scranton                                   Hunt Valley
        Williamsport                               Silver Spring
Virginia
--------
        Pulaski
        Norton
        Blacksburg

Bell Atlantic will notify consultant if service is needed in other locations.

**** CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document
     --------------------------------
     has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work

                                4. INTERVIEWING

Several Interviews are conducted by either the prospective Bell Atlantic Hiring Managers or by the dedicated Human Resources team in the respective Line of Business. Consultant may be required to conduct the following Interviews at the request of Bell Atlantic:


A. CCSI: Interview currently conducted by Bell Atlantic Manager for Advertising Sales, Communications, Customer Sales and Public Communications Sales Reps, as well as Directory Advertising Sales Canvassers. Administration Time: Approximately 1 Hour.

B. CI: Interview currently conducted by hiring manager for Consumer Division Consultants and Service Reps. Administration Time: Approximately 1 Hour.

                               5. DOCUMENTATION

All documentation shall be the sole property of Bell Atlantic.
Documentation shall be considered to include but not limited to:

A.   Schedules
B.   Test Rosters
C.   Test Scores
D.   Test Answer Sheets
E.   Interview Notes, if applicable
F.   Reports
G.   Protocols
H.   Forms/written materials
I.   Resumes
J.   Applications
K.   Background Verification Check authorization forms

Consultant will also coordinate candidate processing directly with Bell Atlantic's Background Investigator.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work

                 6. INTERNAL CANDIDATE SCHEDULING AND TESTING

Currently the Bell Atlantic - South Standing Request Database (internal 800-number IVR) accepts standing requests of candidates who self-nominate for specific jobs. Additionally, internal candidates can be scheduled for various tests unrelated to specific jobs.

The Consultant will perform the following tasks as part of the administration and processing of INTERNAL applicants.

A. Interface with Automated Candidate Entry ("ACE") system to capture necessary internal candidate information to assist in the scheduling and administration of the appropriate UTB/TIDB tests.

B.   Perform applicable test scheduling and administration.

C.   Input/feed tests results into the appropriate TIDB and UTB databases.

D.   Provide reports as requested by Bell Atlantic.

E.   Provide test results.

CONSULTANT, IN CONJUNCTION WITH BELL ATLANTIC PERSONNEL ASSESSMENT & RESEARCH, WILL MAKE NECESSARY ACCOMMODATIONS FOR DIFFERENTLY ABLED CANDIDATES AT ANY TEST SITE FROM WHICH IT OPERATES.

                             7. PROGRAM EVALUATION

Bell Atlantic will perform regular service evaluations to ensure that project goals and milestones are met. Consultant will provide regular, detailed reports, both daily and cumulatively, and will ensure that reports match invoices.

Bell Atlantic will continue to inform Consultant of any changes, additions or alterations to the tests or testing protocols, and the parties will modify this Statement of Work and related compensation and pricing schedules accordingly as those changes occur.

                                                            Contract No. G12463P
                                                                Amendment NO. 07
                                                       Amended Statement Of Work

                                8. COMPENSATION


1. PER QUALIFIED CANDIDATE
   -----------------------

A. By Position

--------------------------------------------------------------------------------------------
                                                                         Fee Per Qualified
--------------------------------------------------------------------------------------------
JOB TITLE                        TEST/INTERVIEW REQUIREMENTS             Candidate
--------------------------------------------------------------------------------------------
GROUP A
-------

Carrier Call Representative      All Positions Require UTB Only         ****
Cashier
Operator
Teller
Collector/Collection Rep
Sales Rep
Apprentice Tech
Assistant Tech
Communication Tech
Facilities Tech
Frame Attendant
Outside Plant Tech
Services Tech
Splicing Tech Helper
Material Service Coordinator
Computer Attendant
Customer Service Clerk
Data Base Analyst
Dial Administration Clerk
Directory Compilation Clerk
Dispatching Clerk
Field Clerk
Force Clerk
Force Administration Clerk
General Clerk
General Clerk Operations
General Field Clerk
Graphics Illustrator
Key Data Entry Clerk
Management Plan Clerk
Manager's Clerk
Message Investigation Center Clerk
Network Services Coordinator
Office Clerical Assistant
Office Clerk
Operations Clerk
Plant Assignment Clerk
Plant records Clerk
RCMAC clerk
Records Clerk
Remittance Clerk
Senior Clerk
--------------------------------------------------------------------------------------------

****   CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the
       --------------------------------
       document has been filed separately with the Securities and Exchange Commission.

                                                          Contract No. G12463P
                                                              Amendment No. 07
                                                     Amended Statement Of Work

  Senior Field Clerk (not MCT)
  Senior Service Analyst
  Senior Traffic Office Clerk
  Service Analyst
  Service Center Clerk
  Service Order Administrator
  Service Order Clerk
  Service Order Correction Clerk
  Special Clerk (not CPC)
  Staff Clerk
  Stenographer
  Stenographer Clerk
  Support Systems Attendant
  Translation Administrator
  Coin Box Collector
  Coin Telephone Collector
  Driver - Heavy Truck
  Driver - Light Truck
  Driver - Medium Truck
  Driver - Tractor Trailer
  Materials Handler
  Materials Service Attendant
  Storekeeper
  Supplies Attendant
  Warehouse Attendant
  Repair Clerk
  Repair Service Attendant
  Senior Field Clerk (not MCT)
  Checker and Architectural Drafter
  Conduit Inspector
  Drafter
  Engineering Drawing Clerk
  Special Clerk (CPC)
  Building Mechanic
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  GROUP B
  -------

  Service Rep                              UTB, CART-C, CI            ****
  Consultant                               UTB, CART-C, CI
  Maintenance Administrator                UTB, CART-M
  Repair Service Clerk                     UTB, CART-M
  Communications Rep                       UTB, SJI, CCSI
  Customer Sales Rep                       UTB, SJI, CCSI
  Assignment Tech                          UTB,
  Auto Mechanic                            UTB, AMKT
  PubComm Sales Rep                        UTB, SJI, CCSI
  Building Equipment Mechanic              UTB, BMQT
  Automotive Equipment Mechanic            UTB, AMKT
  Master Buildings Equipment Mechanic      UTB, BMQT
  Administrative Rep                       UTB, STT (where appropriate)
  Typist                                   UTB, STT

--------------------------------------------------------------------------------

****    CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of
        --------------------------------
        the document has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROUP C
-------

Engineering Assistant              UTB, ESM                           ****
Customer Service Admin             UTB, CAAMT, CART-M
Assignment Administrator           UTB, FLMC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROUP D
-------

Cable Splice Tech                  UTB, DTCMC                         ****
Central Office Tech                UTB, ESMC or SSCMC
Splicing Tech                      UTB, DCTMC
Systems Tech                       UTB, ESMC
Network Tech                       UTB, ESMC
Switching Equip Tech (SET)         UTB, ESMC or SSCMC
Customer Service Agent             UTB, CAAMT, CAMT, CART-M
Systems Tech OP                    UTB, ESMC
Systems Tech - Radio               UTB, ESMC

--------------------------------------------------------------------------------

                                      ***

B. Per Test Pricing Schedule                           Per Test Fee
   -------------------------                           ------------

UTB                                                       ****
AMKT                                                      ****
BMQT                                                      ****
CAAMT                                                     ****
CAM                                                       ****
CART-C                                                    ****
CART-M                                                    ****
DCTMC                                                     ****
ESM                                                       ****
FLMC                                                      ****
IAPWS                                                     ****
SBST                                                      ****
SSCMC                                                     ****

* Bell Atlantic is seeking to eliminate the CART Tests during 1998; Consultant and Bell Atlantic will agree upon the fees for a replacement test, as well as any impact on the applicable "Per-Qualified Candidate" fee when that replacement is determined by Bell Atlantic.

****   CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document
       --------------------------------
       has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 07
                                                       Amended Statement Of Work


2. EXPENSE REIMBURSEMENT, IF ANY
   -----------------------------

Travel, room charges for seminars, or related expenses (including, but not limited to transportation and accommodations) shall not be incurred without the prior written consent of Bell Atlantic. Any expense in the amount of $25.00 or more must be accompanied by a receipt. Travel arrangements connected to this project should be made through Bell Atlantic and must be in accordance with Bell Atlantic Corporate Travel Guidelines.

3. PAYMENT TERMS: Bell Atlantic will pay a flat monthly minimum fee of ****.
   -------------                                -------
This fee accounts for the maintenance of the hiring process, including the staffing, management, administrative support, screening, scheduling, processing, testing, interviewing and quality control associated with the delivery of 1,018 qualified candidates per month. Consultant will provide the necessary equipment, including personal computers, related hardware and software, and facsimile machines, to facilitate Bell Atlantic's staffing process.

4. INVOICES TO:                           Copies to:
   -----------

     Bell Atlantic                                Bell Atlantic
     1310 North Courthouse Road, 4th Floor        240 E. 38th Street, 15th Floor
     Arlington, VA 22201                          New York, NY 10016
     Attn: Ms. Connie Mueller                     Attn: Mr. Sean Mahoney

5. DESIGNATED BELL ATLANTIC REPRESENTATIVE
   ---------------------------------------

     Jill Kastler
     Director, Staffing Services
     1095 Avenue of the Americas
     New York, NY 10036
     (212) 395-5795


AGREED:


_____________________________________        ___________________________________
 Assessment Solutions, Incorporated.          Telesector Resources Group, Inc.,
                                              (a Bell Atlantic company)


 By:     /s/ Eli Salig                        By:     /s/ Jill D. Kastler
        -----------------------------                ---------------------------
 Name:    Eli Salig                           Name:     Jill D. Kastler
        -----------------------------                ---------------------------
 Title:   EVP                                 Title:    Dir - Staffing Services
        -----------------------------                ---------------------------
 Date:    1/9/98                              Date:     1/7/98
        -----------------------------                ---------------------------


****    CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document
        --------------------------------
        has been filed separately with the Securities and Exchange Commission.